                                                                    Exhibit 21.1

                           Subsidiaries of the Company
                                  June 30, 2001

                                                                                            State of
Company                                                                                   Incorporation
-------                                                                                   -------------
flightserv.com                                                                              Delaware

Travel Depot & Cruises, Inc.                                                                Georgia

Internet Aviation Services Limited, Inc.                                                    Nevada

DM Marketing, Inc.                                                                          Delaware

Avenel Ventures, Inc.                                                                       Nevada

Avenel Alliance, Inc.                                                                       Florida

LST, Inc.                                                                                   Delaware

Logisoft Computer Products, Corp.                                                           New York

eStorefronts.net, Inc.                                                                      New York

Westside Investors, Inc.                                                                    Georgia

P&W Stonebridge, LLC                                                                        Georgia

P&W Headland, LLC                                                                           Georgia

PDK, Inc.                                                                                   Georgia

Stratos Inns, LLC                                                                           Georgia

Regional Developers, Inc.                                                                   Florida

Capital First, Inc.                                                                         Georgia


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